SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT
                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported):  January 14, 1999




                         THE TITAN CORPORATION
         (Exact name of registrant as specified in its charter)



                               Delaware
             (State or other jurisdiction of incorporation)




        001-06035                                95-2588754
(Commission File No.)               (IRS Employer Identification No.)


                        3033 Science Park Road
                  San Diego, California 92121-1199
        (Address of principal executive offices and zip code)


Registrant's telephone number, including area code: (619) 552-9500
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ITEM 5.        Other Events.

Exhibit 99.1 sets forth unaudited, summarized financial information of The Titan Corporation ("Titan") as of November 30, 1998, including the results of thirty days' operations of Delfin Systems, a California corporation ("Delfin"). Delfin became a wholly owned subsidiary of Titan on October 23, 1998.

                              SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 14, 1999

                                            THE TITAN CORPORATION


                                            By: ____/S/ Eric M. DeMarco__
                                            Eric M. DeMarco
                                            Senior Vice President and
                                            Chief Financial Officer

                            INDEX TO EXHIBITS


                                                                 Page No.


99.1  Summarized Financial Information as of November 30, 1998.      1